Exhibit 99.2

FINANCIAL SUPPLEMENT TO THIRD QUARTER 2008 EARNINGS RELEASE

Summary

Quarterly earnings of $0.11 per diluted share (GAAP); excluding $26 million in after-tax merger charges and discontinued operations, earnings were $0.15 (non-GAAP - see page 22 for additional details)

•

Third quarter earnings included several significant items: $43 million pre-tax charge related to tax treatment of leveraged leases; $417 million loan loss provision—$108 million increase from second quarter, primarily the result of an aggressive stance taken in disposing of non-performing assets; changes in market interest rates necessitated an $11 million mortgage servicing rights impairment charge—a 7 cent linked-quarter swing versus the $67 million recapture recorded in 2Q

Emphasis on problem loan and property dispositions drives net loan charge-offs increase

•	Focus on troubled asset disposition helping control non-performing assets levels and reduce problematic loan portfolios

•	Sold or transferred to held for sale approximately $430 million of non-performing loans and foreclosed properties

•

Net charge-offs increased to $416 million or 1.68 percent of average loans in the third quarter, compared to $209 million or 0.86% in the second quarter. The majority of the increase was attributable to non-performing asset dispositions or transfers

•

Non-performing assets, including held for sale, increased $141 million versus the previous quarter, to 1.79% of loans and foreclosed properties. Excluding held for sale, NPA ratio was 1.66%, little changed versus second quarter

•	Allowance for credit losses increased slightly to 1.57% of loans as compared to 1.56% in the second quarter

Proactive management of well-defined credit issues

•	Residential homebuilder exposure continued to decline as a result of intense focus on property dispositions as well as paydowns

•	Homebuilder balances totaled $5.2 billion at quarter-end, a $556 million decrease compared to second quarter

•	Condominium exposure down to $1.1 billion, down $532 million or by one-third since the beginning of 2008

•	Home equity losses declined in 3rd quarter; active portfolio management having an impact

•	Total home equity write-offs decreased to an annualized 1.59% of related loans vs. 1.94% in the second quarter

•

Aggressive approach to contacting and helping home equity customers and actions such as fortifying the collections function having a positive impact; dedicated team focused solely on Florida home equity loans contributing as well

•	Florida home equity default rate declined; however, increase in average severity of loss due to declining property values offsetting to some extent

Net interest margin impacted by tax settlement

•	Net interest income declined to $922 million, primarily due to 26 basis point linked-quarter drop in the net interest margin (NIM) to 3.10%

•

A $43 million (14 bps reduction to NIM ) charge related to a leveraged lease tax settlement accounted for over half of the decline; A $19 million tax benefit partially offset impact to net income. Net impact was a 3 cent reduction to diluted EPS

•	Deposit disintermediation and pricing pressure impacting net interest margin; industry-wide flight to quality (e.g. Treasury securities) weighing on bank deposits

•	Regions remains focused on deposit growth opportunities; Company has realigned branch incentive plan measures and weightings to drive quality checking production

•

Positioned to take advantage of disruptions and opportunities being created by bank mergers and FDIC-assisted takeovers; acquired approximately $900 million dollars of deposits from failed Atlanta bank in an FDIC-assisted transaction

Non-interest income results mixed; expenses well contained

•	Non-interest revenue decreased to $719 million in the third quarter, primarily reflecting soft brokerage revenues

•	Non-interest expense, excluding merger charges and mortgage servicing rights impact, improved by $15.2 million or 5% linked-quarter

•	Personnel cost declined by $25 million quarter-over-quarter, reflecting success in operating efficiency initiatives and reduced compensation accruals

•	Other real estate owned expense increased $23 million versus second quarter, reflecting aggressive efforts to sell foreclosed properties

•	Merger and other efficiency-related cost saves exceed $700 million annual run-rate target

Maintaining capital position; steady growth expected

•	Tier 1 ratio of an estimated 7.47 percent at September 30, 2008, $1.7 billion above “well capitalized” minimum

•

Regions has been notified that it is eligible and does intend to participate in the capital purchase program announced by the Treasury Department on October 13, 2008. The capital is in the form of senior perpetual preferred stock (together with warrants to purchase common stock) and qualifies as Tier 1 capital for regulatory purposes. It is being offered at an attractive coupon of 5 percent for the first five years. Qualified institutions can obtain between 1 percent and 3 percent of their total risk-weighted assets as of September 30, 2008, as defined by banking regulations. For Regions, this would approximate between $1.17 billion and $3.51 billion of capital, providing a significant strengthening of our overall capital base.

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2008 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Balance Sheets

(Unaudited)

($ amounts in thousands)

	Quarter Ended
	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
Assets:
Cash and due from banks	$2,985,950	$3,160,519	$3,061,324	$3,720,365	$2,902,340
Interest-bearing deposits in other banks	29,638	46,257	47,850	31,706	29,895
Federal funds sold and securities purchased under agreements to resell	698,142	977,579	1,071,806	1,177,170	706,378
Trading account assets	1,111,818	1,454,502	1,299,460	907,300	1,355,007
Securities available for sale	17,632,912	17,724,907	17,766,260	17,318,074	16,957,077
Securities held to maturity	50,494	48,244	49,790	50,935	49,559
Loans held for sale	1,053,977	677,098	756,500	720,924	792,142
Margin receivables	587,178	533,635	616,732	504,614	525,953
Loans, net of unearned income	98,711,810	98,266,579	96,385,431	95,378,847	94,373,632
Allowance for loan losses	(1,472,141)	(1,471,524)	(1,376,486)	(1,321,244)	(1,070,716)

Net loans	97,239,669	96,795,055	95,008,945	94,057,603	93,302,916
Premises and equipment, net	2,730,301	2,726,249	2,665,813	2,610,851	2,473,339
Interest receivable	512,196	510,895	550,117	615,711	664,974
Goodwill	11,529,091	11,515,095	11,510,096	11,491,673	11,453,078
Mortgage servicing rights (MSRs)	263,138	271,392	268,784	321,308	377,201
Other identifiable intangible assets	660,998	693,423	729,835	759,832	804,328
Other assets	7,206,993	7,301,445	8,845,659	6,753,651	5,841,002

Total Assets	$144,292,495	$144,436,295	$144,248,971	$141,041,717	$138,235,189

Liabilities and Stockholders’ Equity:
Deposits:
Non-interest-bearing	$18,044,840	$18,334,239	$18,182,582	$18,417,266	$18,834,856
Interest-bearing	71,175,708	71,569,410	71,004,827	76,357,702	74,605,074

Total deposits	89,220,548	89,903,649	89,187,409	94,774,968	93,439,930
Borrowed funds:
Short-term borrowings:
Federal funds purchased and securities sold under agreements to repurchase	10,427,005	8,663,628	8,450,346	8,820,235	8,063,739
Other short-term borrowings	7,114,553	8,926,603	8,716,951	2,299,887	1,727,346

Total short-term borrowings	17,541,558	17,590,231	17,167,297	11,120,122	9,791,085
Long-term borrowings	14,168,524	13,318,656	12,357,225	11,324,790	10,817,491

Total borrowed funds	31,710,082	30,908,887	29,524,522	22,444,912	20,608,576
Other liabilities	3,656,586	3,915,265	5,515,119	3,998,808	4,340,334

Total Liabilities	124,587,216	124,727,801	124,227,050	121,218,688	118,388,840
Stockholders’ equity:
Common stock	7,358	7,358	7,358	7,347	7,346
Additional paid-in capital	16,606,677	16,588,382	16,560,302	16,544,651	16,527,540
Retained earnings	4,445,375	4,436,660	4,494,573	4,439,505	4,632,033
Treasury stock	(1,423,620)	(1,370,761)	(1,370,761)	(1,370,761)	(1,270,922)
Accumulated other comprehensive income (loss)	69,489	46,855	330,449	202,287	(49,648)

Total Stockholders’ Equity	19,705,279	19,708,494	20,021,921	19,823,029	19,846,349

Total Liabilities & SE	$144,292,495	$144,436,295	$144,248,971	$141,041,717	$138,235,189

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2008 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Statements of Income (3)

(Unaudited)

($ amounts in thousands, except per share data)

	Quarter Ended
	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
Interest income on:
Loans, including fees	$1,318,463	$1,374,705	$1,528,883	$1,674,690	$1,742,172
Securities:
Taxable	207,903	208,134	200,117	202,669	210,932
Tax-exempt	10,974	9,952	9,721	9,361	10,020

Total securities	218,877	218,086	209,838	212,030	220,952
Loans held for sale	8,514	9,598	8,998	10,090	12,302
Federal funds sold and securities purchased under agreements to resell	7,746	10,202	13,533	17,032	18,154
Trading account assets	9,868	12,362	14,153	11,822	10,271
Margin receivables	4,776	5,541	6,783	8,160	8,754
Time deposits in other banks	151	168	616	344	515

Total interest income	1,568,395	1,630,662	1,782,804	1,934,168	2,013,120
Interest expense on:
Deposits	391,271	422,151	503,190	625,600	673,585
Short-term borrowings	101,635	85,294	113,008	107,077	115,092
Long-term borrowings	153,894	143,509	149,126	157,279	144,662

Total interest expense	646,800	650,954	765,324	889,956	933,339

Net interest income	921,595	979,708	1,017,480	1,044,212	1,079,781
Provision for loan losses	417,000	309,000	181,000	358,000	90,000

Net interest income after provision for loan losses	504,595	670,708	836,480	686,212	989,781
Non-interest income:
Service charges on deposit accounts	294,038	294,182	271,613	292,709	288,296
Brokerage and investment banking	240,839	271,679	272,554	253,822	227,613
Trust department income	66,473	58,537	56,938	60,798	62,449
Mortgage income	33,030	24,926	45,620	28,047	29,806
Securities gains (losses), net	43	(28)	91,643	(45)	23,994
Other	84,841	93,924	169,935	97,647	96,986

Total non-interest income	719,264	743,220	908,303	732,978	729,144
Non-interest expense:
Salaries and employee benefits	551,871	598,844	643,487	678,859	581,425
Net occupancy expense	110,595	111,457	106,665	106,252	120,753
Furniture and equipment expense	85,375	85,122	79,236	80,346	74,127
Impairment (recapture) of MSR’s	11,000	(67,000)	42,000	23,000	20,000
Other	368,790	411,951	378,871	459,799	349,089

Total non-interest expense (1)	1,127,631	1,140,374	1,250,259	1,348,256	1,145,394

Income before income taxes from continuing operations	96,228	273,554	494,524	70,934	573,531
Income taxes	5,870	66,908	157,814	(181)	179,291

Income from continuing operations	90,358	206,646	336,710	71,115	394,240

Loss from discontinued operations before income taxes	(17,501)	(406)	(67)	(765)	(122)
Income tax benefit from discontinued operations	(6,604)	(153)	(25)	(291)	(46)

Loss from discontinued operations, net of tax	(10,897)	(253)	(42)	(474)	(76)

Net income	$79,461	$206,393	$336,668	$70,641	$394,164

Weighted-average shares outstanding—during quarter:
Basic	695,950	695,978	695,098	695,518	700,589
Diluted	696,205	696,346	695,548	696,895	704,485
Actual shares outstanding—end of quarter	691,956	694,729	694,721	693,636	697,332
Earnings per share from continuing operations (2):
Basic	$0.13	$0.30	$0.48	$0.10	$0.56
Diluted	$0.13	$0.30	$0.48	$0.10	$0.56
Earnings per share from discontinued operations (2):
Basic	$(0.02)	$0.00	$0.00	$0.00	$0.00
Diluted	$(0.02)	$0.00	$0.00	$0.00	$0.00
Earnings per share (2):
Basic	$0.11	$0.30	$0.48	$0.10	$0.56
Diluted	$0.11	$0.30	$0.48	$0.10	$0.56
Cash dividends declared per share	$0.10	$0.38	$0.38	$0.38	$0.36
Taxable equivalent net interest income from continuing operations	$930,602	$989,522	$1,026,484	$1,050,419	$1,086,575

See notes to the Consolidated Statements of Income on page 5.

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2008 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Statements of Income (3)

(Unaudited)

($ amounts in thousands, except per share data)

	Nine Months Ended September 30
	2008	2007
Interest income on:
Loans, including fees	$4,222,051	$5,249,854
Securities:
Taxable	616,154	653,374
Tax-exempt	30,647	31,899

Total securities	646,801	685,273
Loans held for sale	27,110	82,007
Federal funds sold and securities purchased under agreements to resell	31,481	51,689
Trading account assets	36,383	41,676
Margin receivables	17,100	27,653
Time deposits in other banks	935	2,343

Total interest income	4,981,861	6,140,495
Interest expense on:
Deposits	1,316,612	2,038,283
Short-term borrowings	299,937	352,390
Long-term borrowings	446,529	395,668

Total interest expense	2,063,078	2,786,341

Net interest income	2,918,783	3,354,154
Provision for loan losses	907,000	197,000

Net interest income after provision for loan losses	2,011,783	3,157,154
Non-interest income:
Service charges on deposit accounts	859,833	870,031
Brokerage and investment banking	785,072	640,799
Trust department income	181,948	190,521
Mortgage income	103,576	107,657
Securities gains (losses), net	91,658	(8,508)
Other	348,700	322,357

Total non-interest income	2,370,787	2,122,857
Non-interest expense:
Salaries and employee benefits	1,794,202	1,793,010
Net occupancy expense	328,717	307,459
Furniture and equipment expense	249,733	220,984
Recapture of MSR’s	(14,000)	(17,000)
Other	1,159,612	1,007,642

Total non-interest expense (1)	3,518,264	3,312,095

Income before income taxes from continuing operations	864,306	1,967,916
Income taxes	230,592	645,868

Income from continuing operations	633,714	1,322,048

Loss from discontinued operations before income taxes	(17,974)	(216,622)
Income tax benefit from discontinued operations	(6,782)	(75,028)

Loss from discontinued operations, net of tax	(11,192)	(141,594)

Net income	$622,522	$1,180,454

Weighted-average shares outstanding—year-to-date:
Basic	695,676	712,181
Diluted	696,034	718,084
Actual shares outstanding—end of period	691,956	697,332
Earnings per share from continuing operations (2):
Basic	$0.91	$1.86
Diluted	$0.91	$1.84
Earnings per share from discontinued operations (2):
Basic	$(0.02)	$(0.20)
Diluted	$(0.02)	$(0.20)
Earnings per share (2):
Basic	$0.89	$1.66
Diluted	$0.89	$1.64
Cash dividends declared per share	$0.86	$1.08
Taxable equivalent net interest income from continuing operations	$2,946,608	$3,386,057

See notes to the Consolidated Statements of Income on page 5.

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2008 EARNINGS RELEASE

(1)	Merger-related charges total $24.5 million in 3Q08, $100.1 million in 2Q08, $75.6 million in 1Q08, $150.2 million in 4Q07 and $91.8 million in 3Q07. See page 21 for additional detail
(2)	Certain per share amounts may not appear to reconcile due to rounding
(3)	Certain amounts in the prior periods have been reclassified to reflect current period presentation

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2008 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Average Daily Balances and Yield/Rate Analysis Including Discontinued Operations (1)

	Quarter Ended
	9/30/08			6/30/08			3/31/08			12/31/07			9/30/07
($ amounts in thousands; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Interest-earning assets:
Interest-bearing deposits in other banks	$45,059	$151	1.33%	$50,509	$168	1.34%	$60,505	$616	4.10%	$31,039	$344	4.40%	$51,740	$515	3.95%
Federal funds sold and securities purchased under agreement to resell	1,062,198	7,746	2.90%	949,682	10,202	4.32%	1,146,251	13,533	4.75%	1,093,155	17,032	6.18%	1,141,666	18,154	6.31%
Trading account assets	1,285,122	10,914	3.38%	1,333,590	13,551	4.09%	1,648,477	14,551	3.55%	1,188,273	12,020	4.01%	1,213,485	10,385	3.40%
Securities:
Taxable	16,962,182	207,903	4.88%	16,977,622	208,134	4.93%	16,565,408	200,117	4.86%	16,407,051	202,669	4.90%	16,545,332	210,932	5.06%
Tax-exempt	767,277	16,627	8.62%	719,535	15,223	8.51%	727,662	14,863	8.22%	724,152	14,300	7.83%	722,663	15,235	8.36%
Loans held for sale	563,015	8,514	6.02%	650,096	9,598	5.94%	620,722	8,998	5.83%	663,284	10,089	6.03%	779,918	12,303	6.26%
Margin receivables	536,681	4,776	3.54%	585,736	5,541	3.81%	582,299	6,783	4.68%	541,915	8,160	5.97%	521,497	8,754	6.66%
Loans, net of unearned income (2)	98,333,257	1,320,771	5.34%	97,194,350	1,378,059	5.70%	95,718,586	1,532,347	6.44%	94,783,954	1,675,761	7.01%	94,309,811	1,743,636	7.34%

Total interest-earning assets	119,554,791	$1,577,402	5.25%	118,461,120	$1,640,476	5.57%	117,069,910	$1,791,808	6.16%	115,432,823	$1,940,375	6.67%	115,286,112	$2,019,914	6.95%
Allowance for loan losses	(1,490,838)			(1,370,777)			(1,332,583)			(1,070,916)			(1,062,432)
Cash and due from banks	2,420,550			2,424,758			2,746,249			2,831,323			2,751,656
Other assets	22,756,459			23,045,528			23,391,604			21,511,015			19,901,093

	$143,240,962			$142,560,629			$141,875,180			$138,704,245			$136,876,429

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$3,774,330	$1,010	0.11%	$3,810,211	$1,000	0.11%	$3,699,304	$1,268	0.14%	$3,669,700	$2,236	0.24%	$3,756,311	$2,795	0.30%
Interest-bearing transaction accounts	14,830,665	28,529	0.77%	15,396,516	32,057	0.84%	15,620,128	46,525	1.20%	15,029,192	64,376	1.70%	15,268,807	79,618	2.07%
Money market accounts	17,534,433	70,589	1.60%	18,314,710	70,968	1.56%	18,801,773	96,719	2.07%	19,290,437	140,577	2.89%	19,883,326	169,606	3.38%
Time deposits	30,167,854	272,975	3.60%	29,932,613	292,402	3.93%	29,573,584	315,860	4.30%	28,588,955	324,892	4.51%	28,713,151	331,619	4.58%
Foreign deposits	4,592,450	18,168	1.57%	5,635,370	25,724	1.84%	6,005,430	42,818	2.87%	9,212,655	93,519	4.03%	7,466,762	89,947	4.78%

Total interest-bearing deposits	70,899,732	391,271	2.20%	73,089,420	422,151	2.32%	73,700,219	503,190	2.75%	75,790,939	625,600	3.27%	75,088,357	673,585	3.56%
Federal funds purchased and securities sold under agreement to repurchase	9,906,410	51,597	2.07%	7,683,304	39,353	2.06%	8,753,109	67,940	3.12%	8,557,902	92,310	4.28%	8,121,636	98,522	4.81%
Other short-term borrowings	8,015,486	50,038	2.48%	7,097,347	45,941	2.60%	5,389,754	45,068	3.36%	1,554,759	14,767	3.77%	1,598,989	16,570	4.11%
Long-term borrowings	13,363,762	153,894	4.58%	12,925,634	143,509	4.47%	11,653,966	149,126	5.15%	11,054,567	157,279	5.64%	10,085,073	144,662	5.69%

Total interest-bearing liabilities	102,185,390	$646,800	2.52%	100,795,705	$650,954	2.60%	99,497,048	$765,324	3.09%	96,958,167	$889,956	3.64%	94,894,055	$933,339	3.90%
Net interest spread			2.73%			2.97%			3.07%			3.03%			3.05%

Non-interest-bearing deposits	17,690,915			17,814,075			17,602,501			18,249,585			18,850,607
Other liabilities	3,651,189			4,168,681			4,931,717			3,627,697			3,338,644
Stockholders’ equity	19,713,468			19,782,168			19,843,914			19,868,796			19,793,123

	$143,240,962			$142,560,629			$141,875,180			$138,704,245			$136,876,429

Net interest income/margin FTE basis		$930,602	3.10%		$989,522	3.36%		$1,026,484	3.53%		$1,050,419	3.61%		$1,086,575	3.74%

(1)	Certain amounts in prior periods have been reclassified to reflect current period presentation
(2)	3Q08 loan income includes a $43.1 million reduction for the impact of a leveraged lease tax settlement. The yield on loans adjusted to exclude the settlement would be 5.52%

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2008 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Average Daily Balances and Yield/Rate Analysis (1)

($ amounts in thousands; yields on taxable equivalent basis)	Nine Months Ended September 30
	2008			2007
	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate

Assets
Interest-earning assets:
Interest-bearing deposits in other banks	$51,999	$935	2.40%	$57,237	$2,343	5.47%
Federal funds sold and securities purchased under agreement to resell	1,052,745	31,481	3.99%	1,109,718	51,689	6.23%
Trading account assets	1,421,895	39,016	3.67%	1,413,882	42,259	4.00%
Securities:
Taxable securities	16,835,535	616,154	4.89%	17,175,282	653,374	5.09%
Tax-exempt	738,264	46,713	8.45%	741,012	48,452	8.74%
Loans held for sale	611,101	27,110	5.93%	1,833,863	100,861	7.35%
Loans held for sale-divestitures	—	—	—	379,302	21,520	7.59%
Margin receivables	568,124	17,100	4.02%	536,021	27,653	6.90%
Loans, net of unearned income (2)	97,086,631	4,231,177	5.82%	94,233,255	5,224,248	7.41%

Total interest-earning assets	118,366,294	5,009,686	5.65%	117,479,572	6,172,399	7.02%
Allowance for loan losses	(1,398,405)			(1,060,347)
Cash and due from banks	2,530,118			2,854,408
Other non-earning assets	23,063,405			19,500,636

	$142,561,412			$138,774,269

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$3,761,329	$3,278	0.12%	$3,840,451	$8,643	0.30%
Interest-bearing transaction accounts	15,280,788	107,111	0.94%	15,729,996	247,296	2.10%
Money market accounts	18,214,481	238,276	1.75%	19,510,995	488,612	3.50%
Time deposits	29,892,359	881,237	3.94%	30,292,269	1,027,199	3.35%
Foreign deposits	5,408,096	86,710	2.14%	7,162,517	254,442	4.53%
Interest-bearing deposits - divestitures	—	—	—	500,276	12,091	4.75%

Total interest-bearing deposits	72,557,053	1,316,612	2.42%	77,036,504	2,038,283	3.54%
Federal funds purchased and securities sold under agreement to repurchase	8,785,048	158,890	2.42%	7,919,188	285,285	4.82%
Other short-term borrowings	6,838,507	141,047	2.76%	2,018,881	67,105	4.44%
Long-term borrowings	12,650,400	446,529	4.71%	9,240,605	395,668	5.72%

Total interest-bearing liabilities	100,831,008	2,063,078	2.73%	96,215,178	2,786,341	3.87%
Net interest spread			2.92%			3.15%

Non-interest bearing deposits	17,702,455			19,256,294
Other liabilities	4,248,341			3,209,836
Stockholders’ equity	19,779,608			20,092,961

	$142,561,412			$138,774,269

Net interest income/margin FTE basis		$2,946,608	3.33%		$3,386,058	3.85%

(1)	Certain amounts in prior periods have been reclassified to reflect current period presentation
(2)	2008 loan income includes a $43.1 million reduction for the impact of a leveraged lease tax settlement. The yield on loans adjusted to exclude the settlement would be 5.88%

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2008 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Selected Ratios

	As of and for Quarter Ended
	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
Return on average assets*	0.22%	0.58%	0.95%	0.20%	1.14%

Return on average equity*	1.60%	4.20%	6.82%	1.41%	7.90%

Return on average tangible equity*	4.20%	10.98%	17.84%	3.67%	20.14%

Stockholders’ equity per share	$28.48	$28.37	$28.82	$28.58	$28.46

Tangible book value per share	$10.86	$10.80	$11.20	$10.92	$10.88

Stockholders’ equity to total assets	13.66%	13.65%	13.88%	14.05%	14.36%

Tangible stockholders’ equity to tangible assets	5.69%	5.67%	5.90%	5.88%	6.02%

Tangible stockholders’ equity to tangible assets (excluding other comprehensive income)	5.64%	5.64%	5.64%	5.72%	6.06%

Tier 1 Capital (2)	7.47%	7.48%	7.30%	7.29%	7.73%

Total Risk-Based Capital (2)	11.70%	11.77%	11.07%	11.25%	11.30%

Allowance for credit losses as a percentage of loans, net of unearned income (1)	1.57%	1.56%	1.49%	1.45%	1.19%

Allowance for loan losses as a percentage of loans, net of unearned income	1.49%	1.50%	1.43%	1.39%	1.13%

Net interest margin (FTE) (4)	3.10%	3.36%	3.53%	3.61%	3.74%

Loans, net of unearned income, to total deposits	110.64%	109.30%	108.07%	100.64%	101.00%

Net charge-offs as a percentage of average loans* (3)	1.68%	0.86%	0.53%	0.45%	0.27%

Total non-performing assets (excluding loans 90 days past due) as a percentage of loans and other real estate (5)	1.66%	1.65%	1.25%	0.90%	0.62%

Total non-performing assets (including loans 90 days past due) as a percentage of loans and other real estate (5)	2.12%	2.08%	1.73%	1.28%	0.97%

NPAs + loans held for sale (exc. 90+ past due)/Loans and foreclosed properties	1.79%	1.65%	1.25%	0.90%	0.65%

*	Annualized
(1)	The allowance for credit losses reflects the allowance related to both loans on the balance sheet and exposure related to unfunded commitments and standby letters of credit
(2)	Current quarter Tier 1 and Total Risk-based Capital ratios are estimated
(3)	3Q08 includes 65 bps related to losses on loan dispositions or transfers to held for sale during the quarter
(4)	3Q08 lower by 14 bps resulting from the impact of a leveraged lease tax settlement in the quarter
(5)	Excludes loans held for sale

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2008 EARNINGS RELEASE

Loans (1)

Loan Portfolio - Period End Data

($ amounts in thousands)
	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	9/30/08 vs. 6/30/08*		9/30/08 vs. 9/30/07
Commercial	$23,511,223	$23,241,719	$21,721,738	$20,906,617	$23,565,882	$269,504	4.6%	$(54,659)	-0.2%
Real estate- mortgage	40,477,318	40,251,729	40,553,066	39,343,128	35,337,366	225,589	2.2%	5,139,952	14.5%
Real estate- construction	13,053,627	13,133,258	12,866,630	14,025,491	14,237,083	(79,631)	-2.4%	(1,183,456)	-8.3%
Home equity lending	15,848,994	15,446,740	15,034,850	14,962,007	14,835,319	402,254	10.4%	1,013,675	6.8%
Indirect lending	4,211,078	4,145,457	3,961,782	3,938,113	4,015,142	65,621	6.3%	195,936	4.9%
Other consumer	1,609,570	2,047,676	2,247,365	2,203,491	2,382,840	(438,106)	-85.1%	(773,270)	-32.5%

	$98,711,810	$98,266,579	$96,385,431	$95,378,847	$94,373,632	$445,231	1.8%	$4,338,178	4.6%

Loan Portfolio - Average Balances

($ amounts in thousands)
	3Q08	2Q08	1Q08	4Q07	3Q07	3Q08 vs. 2Q08*		3Q08 vs. 3Q07
Commercial	$22,915,564	$22,403,228	$21,168,719	$22,913,251	$24,146,621	$512,336	9.1%	$(1,231,057)	-5.1%
Real estate- mortgage	40,311,826	40,334,447	40,061,102	36,660,193	34,923,454	(22,621)	-0.2%	5,388,372	15.4%
Real estate- construction	13,240,658	13,136,168	13,193,638	14,104,126	14,232,360	104,490	3.2%	(991,702)	-7.0%
Home equity lending	15,659,363	15,252,902	14,997,750	14,888,685	14,774,085	406,461	10.6%	885,278	6.0%
Indirect lending	4,214,428	4,038,990	3,954,999	3,975,744	4,044,072	175,438	17.3%	170,356	4.2%
Other consumer	1,991,418	2,028,615	2,342,378	2,241,955	2,189,219	(37,197)	-7.3%	(197,801)	-9.0%

	$98,333,257	$97,194,350	$95,718,586	$94,783,954	$94,309,811	$1,138,907	4.7%	$4,023,446	4.3%

(1)	Certain amounts in the prior periods have been reclassified to reflect current period presentation
*	Linked quarter percentage changes are presented on an annualized basis

•	1Q08 loan classifications reflect an approximate $722 million reclassification of balances from real estate-construction to real estate-mortgage, effective 1/1/08

•	4Q07 and 3Q07 loan classifications were impacted by conversion-related re-mapping

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2008 EARNINGS RELEASE

Deposits (1)

Deposit Portfolio - Period End Data

($ amounts in thousands)
	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	9/30/08 vs. 6/30/08*		9/30/08 vs. 9/30/07
Interest-Free Deposits	$18,044,840	$18,334,239	$18,182,582	$18,417,266	$18,834,856	$(289,399)	-6.3%	$(790,016)	-4.2%
Interest-Bearing Checking	14,616,324	15,380,301	15,603,984	15,846,139	15,208,224	(763,977)	-19.8%	(591,900)	-3.9%
Savings	3,708,541	3,819,138	3,792,550	3,646,632	3,692,087	(110,597)	-11.5%	16,454	0.4%
Money Market	17,098,015	17,993,169	18,649,389	18,934,309	19,694,280	(895,154)	-19.8%	(2,596,265)	-13.2%
Money Market - Foreign	2,454,107	3,122,234	3,089,721	3,482,603	3,807,196	(668,127)	-85.1%	(1,353,089)	-35.5%

Total Low-Cost Deposits	55,921,827	58,649,081	59,318,226	60,326,949	61,236,643	(2,727,254)	-18.5%	(5,314,816)	-8.7%
Time Deposits	30,410,918	30,462,142	29,463,183	29,298,845	27,744,788	(51,224)	-0.7%	2,666,130	9.6%
Other Foreign Deposits	2,887,803	792,426	406,000	5,149,174	4,458,499	2,095,377	1052.0%	(1,570,696)	-35.2%

	$89,220,548	$89,903,649	$89,187,409	$94,774,968	$93,439,930	$(683,101)	-3.0%	$(4,219,382)	-4.5%

Deposit Portfolio - Average Balances

($ amounts in thousands)
	3Q08	2Q08	1Q08	4Q07	3Q07	3Q08 vs. 2Q08*		3Q08 vs. 3Q07
Interest-Free Deposits	$17,690,915	$17,814,075	$17,602,501	$18,249,585	$18,850,607	$(123,160)	-2.8%	$(1,159,692)	-6.2%
Interest-Bearing Checking	14,830,665	15,396,516	15,620,128	15,029,192	15,268,807	(565,851)	-14.6%	(438,142)	-2.9%
Savings	3,774,330	3,810,211	3,699,304	3,669,700	3,756,311	(35,881)	-3.7%	18,019	0.5%
Money Market	17,534,433	18,314,710	18,801,773	19,290,437	19,883,326	(780,277)	-16.9%	(2,348,893)	-11.8%
Money Market - Foreign	2,859,674	3,112,534	3,213,214	3,851,065	3,969,910	(252,860)	-32.3%	(1,110,236)	-28.0%

Total Low-Cost Deposits	56,690,017	58,448,046	58,936,920	60,089,979	61,728,961	(1,758,029)	-12.0%	(5,038,944)	-8.2%
Time Deposits	30,167,854	29,932,613	29,573,584	28,588,955	28,713,151	235,241	3.1%	1,454,703	5.1%
Other Foreign Deposits	1,732,776	2,522,836	2,792,216	5,361,590	3,496,852	(790,060)	-124.6%	(1,764,076)	-50.4%

	$88,590,647	$90,903,495	$91,302,720	$94,040,524	$93,938,964	$(2,312,848)	-10.1%	$(5,348,317)	-5.7%

(1)	Certain amounts in the prior periods have been reclassified to reflect current period presentation
*	Linked quarter percentage changes are presented on an annualized basis

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2008 EARNINGS RELEASE

Operating Revenue from Continuing Operations (1)

Revenue

($ amounts in thousands)	3Q08	2Q08	1Q08	4Q07	3Q07	3Q08 vs. 2Q08*		3Q08 vs. 3Q07
Net Interest Income (TE basis)	$930,602	$989,522	$1,026,484	$1,050,419	$1,086,575	$(58,920)	-23.7%	$(155,973)	-14.4%
Non-Interest Income (excl. sec. gains/losses)	719,221	743,248	816,660	733,023	705,150	(24,027)	-12.9%	14,071	2.0%

Total Revenue (excl. sec. gains/losses, TE basis)	$1,649,823	$1,732,770	$1,843,144	$1,783,442	$1,791,725	$(82,947)	-19.0%	$(141,902)	-7.9%

(1)	Certain amounts in the prior periods have been reclassified to reflect current period presentation
*	Linked quarter percentage changes are presented on an annualized basis

•	Net interest margin of 3.10% in 3Q08 compared to 3.36% in 2Q08, with 14 bps of the decline due to the impact of the leveraged lease tax settlement

•	Regions’ balance sheet positioning is moderately asset-sensitive as of September 30, 2008

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2008 EARNINGS RELEASE

Non-Interest Income and Expense from Continuing Operations (1)

Non-interest Income and Expense

Non-interest Income ($ amounts in thousands)	3Q08	2Q08	1Q08	4Q07	3Q07	3Q08 vs. 2Q08*		3Q08 vs. 3Q07
Service charges on deposit accounts	$294,038	$294,182	$271,613	$292,709	$288,296	$(144)	-0.2%	$5,742	2.0%
Brokerage and investment banking	240,839	271,679	272,554	253,822	227,613	(30,840)	-45.2%	13,226	5.8%
Trust department income	66,473	58,537	56,938	60,798	62,449	7,936	53.9%	4,024	6.4%
Mortgage income	33,030	24,926	45,620	28,047	29,806	8,104	129.3%	3,224	10.8%
Securities gains (losses), net	43	(28)	91,643	(45)	23,994	71	NM	(23,951)	-99.8%
Insurance income	26,007	26,818	30,899	23,320	23,340	(811)	-12.0%	2,667	11.4%
Other	58,834	67,106	139,036	74,327	73,646	(8,272)	-49.0%	(14,812)	-20.1%

Total non-interest income	$719,264	$743,220	$908,303	$732,978	$729,144	$(23,956)	-12.8%	$(9,880)	-1.4%

Non-interest Expense**
($ amounts in thousands)	3Q08	2Q08	1Q08	4Q07	3Q07	3Q08 vs. 2Q08*		3Q08 vs. 3Q07
Salaries and employee benefits (w/o merger)	$527,356	$552,047	$581,398	$581,635	$566,614	$(24,691)	-17.8%	$(39,258)	-6.9%
Net occupancy expense	110,595	109,525	105,266	102,361	99,325	1,070	3.9%	11,270	11.3%
Furniture and equipment expense	85,375	79,993	79,380	78,669	72,185	5,382	26.8%	13,190	18.3%
Impairment (recapture) of MSR’s	11,000	(67,000)	42,000	23,000	20,000	78,000	NM	(9,000)	-45.0%
Loss on early extinguishment of debt	—	—	65,405	—	—	—	NM	—	NM
Professional fees	50,316	48,752	32,395	43,212	27,533	1,564	12.8%	22,783	82.7%
Marketing expense	23,265	19,021	20,784	29,062	20,756	4,244	88.8%	2,509	12.1%
Amortization of core deposit intangibles	33,011	34,013	35,045	42,100	37,432	(1,002)	-11.7%	(4,421)	-11.8%
Amortization of MSR’s	12,881	22,057	24,292	21,183	17,308	(9,176)	-165.5%	(4,427)	-25.6%
Other real estate owned expense	43,468	20,109	6,945	8,965	2,250	23,359	NM	41,218	NM
Other	205,849	221,799	181,751	267,907	190,206	(15,950)	-28.6%	15,643	8.2%

Total non-interest expense, excluding merger charges	1,103,116	1,040,316	1,174,661	1,198,094	1,053,609	62,800	24.0%	49,507	4.7%
Merger-related charges	24,515	100,058	75,598	150,162	91,785	(75,543)	-300.4%	(67,270)	-73.3%

Total non-interest expense	$1,127,631	$1,140,374	$1,250,259	$1,348,256	$1,145,394	$(12,743)	-4.4%	$(17,763)	-1.6%

(1)	Certain amounts in prior periods have been reclassified to reflect current period presentation
*	Linked quarter percentage changes are presented on an annualized basis
**	Individual expense categories are presented excluding merger-related charges, which are presented in a separate line item in the above table

•	3Q08 linked-quarter decrease in brokerage income impacted by softness in fixed-income and equity capital markets revenues - a result of overall market uncertainty and decline in equity underwriting

•	Trust income increased $7.9 million linked quarter, primarily due to fees from energy-related brokered transactions

•	Mortgage income linked-quarter comparison reflects $15 million loss on sale of mortgage servicing rights recorded in 2Q08

•	1Q08 other non-interest income reflects a $62.8 million gain on the redemption of Visa shares

•	Non-interest expense, excluding MSR impairment and recapture, declined 5% linked-quarter annualized

•	3Q08 salaries and benefits cost decreased $24.7 million versus prior quarter as a result of continued personnel-related efficiencies as well as reduced incentives

•	Decline in 3Q08 amortization of mortgage servicing rights is due to a change in the interest rate environment and a sale of a GNMA servicing rights portfolio in the previous quarter

•	3Q08 other real estate owned expense increased $23 million driven by losses related to the continued decline in the housing market

•	Other non-interest expense reflects losses on Morgan Keegan Mutual Funds totaling $8.8 million, $13.4 million, $25.4, million and $38.5 million, for 3Q08, 2Q08, 1Q08 and 4Q07, respectively

•	1Q08 includes $28.4 million Visa litigation expense reduction related to Visa’s IPO. Also included in other non-interest expense during 1Q08 is an $11.4 million annual subsidiary dividend payment.

•	4Q07 other non-interest expense includes a $51.5 million charge related to Regions’ ownership interest in the Visa antitrust lawsuit settlements and other related litigation

•	Merger-related and other cost saves of $202 million, $165 million, $140 million, $108 million, and $102 million are reflected in 3Q08, 2Q08, 1Q08, 4Q07 and 3Q07 non-interest expense, respectively

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2008 EARNINGS RELEASE

Morgan Keegan

Morgan Keegan

Summary Income Statement (excluding merger-related charges)

($ amounts in thousands)	3Q08	2Q08	1Q08	4Q07	3Q07	3Q08 vs. 2Q08*		3Q08 vs. 3Q07
Revenues:
Commissions	$60,725	$64,615	$67,801	$82,502	$82,071	$(3,890)	-24.0%	$(21,346)	-26.0%
Principal transactions	46,312	52,615	70,045	56,216	43,916	(6,303)	-47.7%	2,396	5.5%
Investment banking	41,000	70,587	55,010	57,192	48,958	(29,587)	-166.8%	(7,958)	-16.3%
Interest	21,890	27,143	29,454	33,772	35,388	(5,253)	-77.0%	(13,498)	-38.1%
Trust fees and services	65,688	56,850	54,085	56,736	55,803	8,838	61.8%	9,885	17.7%
Investment advisory	49,446	54,685	52,432	52,168	42,146	(5,239)	-38.1%	7,300	17.3%
Other	8,193	12,790	10,423	12,357	10,134	(4,597)	-143.0%	(1,941)	-19.2%

Total revenues	293,254	339,285	339,250	350,943	318,416	(46,031)	-54.0%	(25,162)	-7.9%

Expenses:
Interest expense	11,380	11,644	15,470	19,790	21,790	(264)	-9.0%	(10,410)	-47.8%
Non-interest expense	232,630	266,937	274,738	291,022	225,469	(34,307)	-51.1%	7,161	3.2%

Total expenses	244,010	278,581	290,208	310,812	247,259	(34,571)	-49.4%	(3,249)	-1.3%

Income before income taxes	49,244	60,704	49,042	40,131	71,157	(11,460)	-75.1%	(21,913)	-30.8%
Income taxes	18,262	22,463	18,069	15,068	26,000	(4,201)	-74.4%	(7,738)	-29.8%

Net income[1]	$30,982	$38,241	$30,973	$25,063	$45,157	$(7,259)	-75.5%	$(14,175)	-31.4%

[1]	2Q08 and 1Q08 net income do not include merger-related charges of $0.5 million and $17.2 million pre-tax, or $0.3 million and $11.0 million after-tax, respectively.

Breakout of Revenue by Division

($ amounts in thousands)	Private Client	Fixed- income Capital Markets	Equity Capital Markets	Regions MK Trust	Asset Management	Interest & Other
Three months ended September 30, 2008:
$ amount of revenue	$82,269	$73,237	$24,118	$65,688	$46,624	$1,318
% of gross revenue	28.1%	25.0%	8.2%	22.4%	15.9%	0.4%

Three months ended June 30, 2008:
$ amount of revenue	$87,079	$97,488	$33,531	$56,851	$42,819	$21,517
% of gross revenue	25.7%	28.7%	9.9%	16.8%	12.6%	6.3%

Nine months ended September 30, 2008:
$ amount of revenue	$258,178	$260,177	$104,962	$176,620	$131,221	$40,631
% of gross revenue	26.6%	26.8%	10.8%	18.2%	13.5%	4.2%

Nine months ended September 30, 2007:
$ amount of revenue	$294,506	$164,863	$73,349	$169,110	$138,839	$108,582
% of gross revenue	31.0%	17.4%	7.7%	17.8%	14.6%	11.5%

*	Linked quarter percentage changes are presented on an annualized basis

•

3Q08 investment banking revenues declined $29.6 million linked-quarter as compared to an especially strong 2Q08. In addition, 3Q08 revenues were impacted by closed credit markets and upheaval in the domestic and foreign markets.

•	Trust fees and services revenues were strong in 3Q08, reflecting an increase in energy-related brokered transactions

•	Non-interest expenses declined linked-quarter, reflecting lower compensation levels tied to the current environment

•

Private Client revenues declined in the quarter, with increased unemployment and significant declines in property values; retail investors reluctant to make investment decisions in current market conditions

•	Fixed-income Capital Markets revenues were lower in 3Q08 as a result of near-complete dislocation of capital markets

•	Equity Capital Markets revenues declined on a linked-quarter basis, due to unprecedented fluctuations in the financial markets limiting client investment activity

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2008 EARNINGS RELEASE

Credit Quality (1)

Credit Quality

	As of and for Quarter Ended					YTD
($ in thousands)	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	9/30/08	9/30/07
Allowance for credit losses (ACL)	$1,546,363	$1,536,346	$1,432,271	$1,379,498	$1,126,554	$1,546,363	$1,126,554
Provision for loan losses from continuing operations	$417,000	$309,000	$181,000	$358,000	$90,000	$907,000	$197,000
Provision for unfunded credit losses	$9,401	$9,036	$(2,469)	$2,416	$(518)	$15,968	$4,003
Net loans charged-off:*
Commercial	$51,274	$26,351	$49,570	$34,742	$19,161	$127,195	$38,611
Real estate - mortgage	77,645	43,351	20,497	20,409	6,392	141,493	28,932
Real estate - construction	198,676	46,036	13,138	16,036	5,230	257,850	14,511
Home equity lending	62,540	73,406	21,072	11,513	11,701	157,018	29,161
Indirect lending	10,173	8,038	8,381	7,752	4,395	26,592	12,786
Other consumer	16,076	11,769	13,100	17,020	16,242	40,945	39,049

Total	$416,384	$208,951	$125,758	$107,472	$63,121	$751,093	$163,050

Net loan charge-offs as a % of average loans, annualized *
Commercial	0.89%	0.47%	0.94%	0.60%	0.31%	0.76%	0.21%
Real estate - mortgage	0.77%	0.43%	0.21%	0.22%	0.07%	0.47%	0.11%
Real estate - construction	5.97%	1.41%	0.40%	0.45%	0.15%	2.60%	0.14%
Home equity lending	1.59%	1.94%	0.57%	0.31%	0.31%	1.37%	0.26%
Indirect lending	0.96%	0.80%	0.85%	0.77%	0.43%	0.87%	0.42%
Other consumer	3.21%	2.33%	2.25%	3.01%	2.94%	2.57%	2.37%

Total	1.68%	0.86%	0.53%	0.45%	0.27%	1.03%	0.23%

Non-performing assets (NPAs):
Non-accrual loans*	$1,440,623	$1,410,504	$1,024,201	$743,589	$494,693
Foreclosed properties	201,345	210,330	180,228	120,465	93,649

Non-performing assets without loans held for sale	$1,641,968	$1,620,834	$1,204,429	$864,054	$588,342

Non-performing assets held for sale	128,771	8,615	—	—	24,066

Non-performing assets including loans held for sale	$1,770,739	$1,629,449	$1,204,429	$864,054	$612,408

Loans past due > 90 days*	$457,090	$431,958	$467,375	$356,685	$332,116
Restructured loans not included in categories above	$138,688	$101,559	—	—	—

Credit Ratios:
ACL/Loans, net	1.57%	1.56%	1.49%	1.45%	1.19%

ALL/Loans, net	1.49%	1.50%	1.43%	1.39%	1.13%
NPAs (ex. 90+ past due)/Loans and foreclosed properties - excludes loans held for sale	1.66%	1.65%	1.25%	0.90%	0.62%

NPAs (ex. 90+ past due)/Loans and foreclosed properties - including loans held for sale	1.79%	1.65%	1.25%	0.90%	0.65%

NPAs (inc. 90+ past due)/Loans and foreclosed properties - excludes loans held for sale	2.12%	2.08%	1.73%	1.28%	0.97%

*	See page 15 for loan portfolio (risk view) breakout

Allowance for Credit Losses

	Nine Months Ended September 30
($ amounts in thousands)	2008	2007
Balance at beginning of year	$1,379,498	$1,107,788
Net loans charged-off	(751,093)	(163,050)
Allowance allocated to sold loans	(5,010)	(19,369)
Provision for loan losses, from continuing operations	907,000	197,000
Provision for loan losses, from discontinued operations	—	182
Provision for unfunded credit commitments	15,968	4,003

Balance at end of period	$1,546,363	$1,126,554

Components:
Allowance for loan losses	$1,472,141	$1,070,716
Reserve for unfunded credit commitments	74,222	55,838

Allowance for credit losses	$1,546,363	$1,126,554

(1)	Certain amounts in prior periods have been reclassified to reflect current period presentation

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2008 EARNINGS RELEASE

Loan Portfolio - Risk View

Total Loan Portfolio and Net Charge-offs

	Ending Balance				% of Total Loans				Net Charge-offs				% of Loans**
($ in thousands)	3Q08	2Q08	1Q08	4Q07	3Q08	2Q08	1Q08	4Q07	3Q08	2Q08	1Q08	4Q07	3Q08	2Q08	1Q08	4Q07
Commercial
Commercial and Industrial/Leases	$19,221,577	$18,952,630	$17,463,045	$16,533,176	19%	19%	18%	17%	$28,316	$7,374	$27,828	$24,784	0.61%	0.16%	0.67%	0.49%
Commercial Real Estate -Owner-Occupied Mortgages	4,450,665	4,450,461	4,543,263	4,436,631	5%	5%	5%	5%	7,918	7,866	4,433	2,643	0.72%	0.70%	0.40%	0.13%

Total Commercial	23,672,242	23,403,091	22,006,308	20,969,807	24%	24%	23%	22%	36,234	15,240	32,261	27,427	0.63%	0.27%	0.61%	0.39%
Commercial Real Estate (1)
CRE -Non-Owner-Occupied Mortgages	9,384,838	9,063,826	9,063,831	8,057,504	10%	9%	9%	8%	48,920	22,320	5,247	9,903	2.11%	0.99%	0.24%	0.73%
Non-Owner Occupied Construction	10,225,587	10,221,057	n/a	n/a	10%	10%	n/a	n/a	188,898	n/a	n/a	n/a	7.52%	n/a	n/a	n/a
Owner Occupied Construction	1,551,670	1,498,001	n/a	n/a	2%	2%	n/a	n/a	4,990	n/a	n/a	n/a	1.06%	n/a	n/a	n/a

Construction	11,777,257	11,719,058	11,460,090	12,893,068	12%	12%	12%	14%	193,888	44,929	12,666	16,111	6.50%	1.55%	0.44%	0.48%

Total Commercial Real Estate	21,162,095	20,782,884	20,523,921	20,950,572	22%	21%	21%	22%	242,807	67,249	17,913	26,014	4.58%	1.31%	0.35%	0.55%
Business and Community Banking (1)
Commercial and Industrial	4,289,646	4,289,088	n/a	n/a	4%	4%	n/a	n/a	22,957	18,977	n/a	n/a	2.12%	1.78%	n/a	n/a
Commercial Real Estate - Owner-Occupied Mortgages	6,695,615	6,487,044	n/a	n/a	7%	7%	n/a	n/a	1,052	1,083	n/a	n/a	0.06%	0.07%	n/a	n/a
CRE - Non-Owner-Occupied Mortgages	3,755,489	3,786,299	n/a	n/a	4%	4%	n/a	n/a	1,389	580	n/a	n/a	0.15%	0.06%	n/a	n/a
Non-Owner Occupied Construction	589,001	681,474	n/a	n/a	0%	0%	n/a	n/a	4,605	n/a	n/a	n/a	2.76%	n/a	n/a	n/a
Owner Occupied Construction	687,333	732,636	n/a	n/a	0%	0%	n/a	n/a	183	n/a	n/a	n/a	0.10%	n/a	n/a	n/a

Construction	1,276,334	1,414,110	n/a	n/a	1%	1%	n/a	n/a	4,788	1,108	n/a	n/a	1.38%	0.30%	n/a	n/a

Total Business and Community Banking	16,017,084	15,976,541	16,045,530	15,540,443	16%	16%	17%	16%	30,186	21,748	23,568	10,313	0.75%	0.55%	0.59%	0.39%
Residential First Mortgage
Alt-A	2,615,498	2,660,288	2,743,467	2,830,062	3%	3%	3%	3%	3,968	2,978	2,106	1,822	0.60%	0.45%	0.31%	0.26%
Residential First Mortgage	13,575,213	13,803,811	14,019,883	14,129,484	14%	14%	14%	15%	14,400	8,523	7,356	5,611	0.42%	0.25%	0.21%	0.16%

Total Residential First Mortgage	16,190,711	16,464,099	16,763,350	16,959,546	17%	17%	17%	18%	18,368	11,501	9,462	7,433	0.45%	0.28%	0.23%	0.18%
Consumer
Home Equity Lending	15,848,995	15,446,740	15,034,850	14,962,007	16%	16%	16%	16%	62,540	73,406	21,072	11,513	1.59%	1.94%	0.57%	0.31%
Indirect Lending	4,211,078	4,145,457	3,961,782	3,938,113	4%	4%	4%	4%	10,173	8,037	8,381	7,752	0.96%	0.80%	0.85%	0.77%
Direct Lending	872,924	927,865	974,684	1,066,184	1%	1%	1%	1%	2,996	2,641	2,361	2,911	1.33%	1.11%	0.94%	1.09%
Other Consumer	736,681	1,119,902	1,075,006	992,175	1%	1%	1%	1%	13,080	9,129	10,740	14,109	4.76%	3.41%	3.74%	5.21%

Total Other Consumer	21,669,678	21,639,964	21,046,322	20,958,479	22%	22%	22%	22%	88,789	93,213	42,554	36,285	1.62%	1.76%	0.81%	0.69%

Total Loans	$98,711,810	$98,266,579	$96,385,431	$95,378,847	100%	100%	100%	100%	$416,384	$208,951	$125,758	$107,472	1.68%	0.86%	0.53%	0.45%

90+ Days Past Due Loans and Non-accrual Loans

	90+ Past Due				% of Loans**				Non-accrual loans				% of Loans**
($ in thousands)	3Q08	2Q08	1Q08	4Q07	3Q08	2Q08	1Q08	4Q07	3Q08	2Q08	1Q08	4Q07	3Q08	2Q08	1Q08	4Q07
Commercial
Commercial and Industrial/Leases	$1,907	$3,977	$28,405	$5,984	0.01%	0.02%	0.16%	0.04%	$161,815	$132,480	$89,412	$55,355	0.84%	0.70%	0.51%	0.33%
Commercial Real Estate -Owner-Occupied	317	1,635	2,475	1,112	0.01%	0.04%	0.05%	0.03%	148,597	138,044	110,579	105,494	3.34%	3.10%	2.43%	2.38%

Total Commercial	2,224	5,612	30,880	7,096	0.01%	0.02%	0.14%	0.03%	310,412	270,524	199,991	160,849	1.31%	1.16%	0.91%	0.77%
Commercial Real Estate (1)
CRE - Non-Owner-Occupied Mortgages	7,662	3,786	17,732	7,625	0.08%	0.04%	0.20%	0.09%	352,503	274,664	207,907	148,539	3.76%	3.03%	2.29%	1.84%
Non-Owner Occupied Construction	357	14,712	n/a	n/a	0.00%	0.14%	n/a	n/a	518,256	640,303	n/a	n/a	5.07%	6.26%	n/a	n/a
Owner Occupied Construction	4,310	2,662	n/a	n/a	0.28%	0.18%	n/a	n/a	27,407	28,626	n/a	n/a	1.77%	1.91%	n/a	n/a

Construction	4,667	17,374	10,782	18,535	0.04%	0.15%	0.09%	0.14%	545,663	668,929	446,861	304,941	4.63%	5.71%	3.90%	2.37%

Total Commercial Real Estate	12,329	21,160	28,514	26,160	0.06%	0.10%	0.14%	0.12%	898,166	943,593	654,768	453,480	4.24%	4.54%	3.19%	2.16%
Business and Community Banking (1)
Commercial and Industrial	8,422	6,551	n/a	n/a	0.20%	0.15%	n/a	n/a	52,994	48,908	n/a	n/a	1.24%	1.14%	n/a	n/a
Commercial Real Estate - Owner-Occupied Mortgages	4,969	5,721	n/a	n/a	0.07%	0.09%	n/a	n/a	47,698	37,672	n/a	n/a	0.71%	0.58%	n/a	n/a
CRE - Non-Owner-Occupied Mortgages	2,469	4,698	n/a	n/a	0.07%	0.12%	n/a	n/a	25,478	18,459	n/a	n/a	0.68%	0.49%	n/a	n/a
Non-Owner Occupied Construction	674	58	n/a	n/a	0.11%	0.01%	n/a	n/a	4,237	2,960	n/a	n/a	0.72%	0.43%	n/a	n/a
Owner Occupied Construction	3,104	410	n/a	n/a	0.45%	0.06%	n/a	n/a	4,877	4,193	n/a	n/a	0.71%	0.57%	n/a	n/a

Construction	3,778	468	n/a	n/a	0.30%	0.03%	n/a	n/a	9,114	7,153	n/a	n/a	0.71%	0.51%	n/a	n/a

Total Business and Community Banking	19,638	17,438	19,960	10,638	0.12%	0.11%	0.12%	0.07%	135,284	112,192	100,991	75,930	0.84%	0.70%	0.63%	0.49%
Residential First Mortgage
Alt-A	95,966	79,658	67,275	41,125	3.67%	2.99%	2.45%	1.45%	24,285	20,259	14,271	8,534	0.93%	0.76%	0.52%	0.30%
Residential First Mortgage	144,285	130,794	118,654	113,281	1.06%	0.95%	0.85%	0.80%	70,116	50,285	41,750	38,177	0.52%	0.36%	0.30%	0.27%

Total Residential First Mortgage	240,251	210,452	185,929	154,406	1.48%	1.28%	1.11%	0.91%	94,401	70,544	56,021	46,711	0.58%	0.43%	0.33%	0.28%
Consumer
Home Equity Lending	172,894	166,816	192,836	146,808	1.09%	1.08%	1.28%	0.98%	2,226	13,335	12,428	6,611	0.01%	0.09%	0.08%	0.04%
Indirect Lending	4,228	4,581	4,233	6,002	0.10%	0.11%	0.11%	0.15%	15	—	1	8	0.00%	0.00%	0.00%	0.00%
Direct Lending	2,672	2,507	2,971	2,997	0.31%	0.27%	0.30%	0.28%	30	315	1	—	0.00%	0.03%	0.00%	0.00%
Other Consumer	2,854	3,392	2,052	2,578	0.39%	0.30%	0.19%	0.26%	89	1	—	—	0.01%	0.00%	0.00%	0.00%

Total Other Consumer	182,648	177,296	202,092	158,385	0.84%	0.82%	0.96%	0.76%	2,360	13,651	12,430	6,619	0.01%	0.06%	0.06%	0.03%

Total Loans	$457,090	$431,958	$467,375	$356,685	0.46%	0.44%	0.48%	0.37%	$1,440,623	$1,410,504	$1,024,201	$743,589	1.46%	1.44%	1.06%	0.78%

**	Percentage of related loan category outstandings
Note:	1Q08 loan classifications reflect an approximate $722 million reclassification of balances from real estate-construction to real estate-mortgage, effective 1/1/08 (note that past due, non-accrual and net charge-offs also impacted by reclass)
(1)	Breakout for certain prior periods is not available

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2008 EARNINGS RELEASE

Loan Portfolio Charge-off View (for the quarter ended 9/30/08)

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2008 EARNINGS RELEASE

Non-Owner Occupied Commercial Real Estate and Business and Community Banking Real Estate - $24 billion (as of 9/30/08)

Commercial Real Estate, including Business

and Community Banking - $24.0 Billion

Note: Shaded portion represents Business/Community Banking Commercial Real Estate

•	Portfolio well-diversified by product type

•

Includes $4.3 billion in Business and Community Banking Non-Owner Occupied Commercial Real Estate Loans which have different risk characteristics. They are underwritten not on a project basis but on the strength of the individual.

•	Proactively reducing certain concentrations

•	Land balances down $1.9 billion (30%) since December 2006

•	Condominium balances down $1.2 billion (52%) since December 2006

Commercial Real Estate Non-Owner Occupied Construction - $10.2 billion (as of 9/30/08)

Commercial Real Estate Non-Owner Occupied

Construction - $10.2 Billion (subset of $24 Billion

Commercial Real Estate)

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2008 EARNINGS RELEASE

Residential Homebuilder Portfolio - $5.2 billion (as of 9/30/08)

Portfolio Breakout by Category

($ in millions)

Geographic Breakout

1	Central consists of Alabama, Georgia, and South Carolina
2	Midsouth consists of North Carolina, Virginia and Tennessee
3	Midwest consists of Arkansas, Illinois, Indiana, Iowa, Kentucky, Missouri, and Texas
4	Southwest consists of Louisiana and Mississippi

Product Breakout

($ in thousands)

	Lots		Residential Presold		Residential Spec		Land		National Homebuilders		Total Portfolio
	$	%*	$	%*	$	%*	$	%*	$	%*	$	%*
Charge-offs	27,394	9.82	13,172	11.46	39,878	10.54	50,775	10.98	5,627	7.71	136,846	10.47
90+ Past Due	5,742	2.06	206	0.18	1,136	0.30	135	0.03	—	—	7,219	0.55
Non-Accruing Loans	122,705	43.98	42,067	36.61	169,739	44.85	175,724	38.02	46,696	64.00	556,931	42.59
Average Note Size:
Total Portfolio	235	—	380	—	259	—	751	—	839	—	358	—
Central	203	—	192	—	208	—	714	—	334	—	280	—
Florida	519	—	1,094	—	559	—	2,008	—	—	—	905	—

Outstandings	$1,109,921		$457,097		$1,505,731		$1,838,899		$290,279		$5,201,927

*	Percentage of related product outstandings; annualized
•	Average note size of the homebuilder portfolio is $358,000
•	Non-accruing loans represent 10.7 percent of the total homebuilder portfolio with the highest concentrations in the Florida and Central (mainly Atlanta) regions
•

$5.2 billion residential homebuilder portfolio is a subset of the Commercial Real Estate portfolio (p. 17) with the majority of the residential homebuilder portfolio found in land and single family sectors

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2008 EARNINGS RELEASE

Consumer Real Estate - $32 billion (as of 9/30/08)

		Wgtd Avg.	Wgtd Avg.	Avg. Loan	% in 1st
	Outstandings*	LTV	FICO	Size	Lien
Home Equity Lending	$15,848,995	74%	736	$74,127	42%
Residential 1st Mortgage	13,575,213	67%	725	176,477	99%
Alt-A	2,615,498	71%	701	179,266	100%

Total Consumer RE Portfolio	$32,039,706	71%	729	$120,292	71%

*	$ in thousands

Note: Pie chart represents entire loan portfolio

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2008 EARNINGS RELEASE

Home Equity Lending Net Charge-off Analysis

			3Q08			2Q08			1Q08			4Q07
($ in millions)		1st Lien	2nd Lien	Total	1st Lien	2nd Lien	Total	1st Lien	2nd Lien	Total	1st Lien	2nd Lien	Total
Florida	Net Charge-off %*	1.48%	4.28%	3.28%	1.37%	4.74%	3.55%	0.67%	1.07%	0.94%	0.40%	0.23%	0.29%
	$ Losses	$7.2	$37.8	$45.0	$6.3	$40.2	$46.5	$2.8	$8.9	$11.7	$1.9	$2.1	$4.0
	Balance	$1,994.6	$3,578.8	$5,573.4	$1,922.2	$3,448.0	$5,370.2	$1,713.2	$3,396.2	$5,109.4	$1,674.4	$3,285.3	$4,959.7
	Original LTV	66.0%	76.7%	72.8%

All Other States	Net Charge-off %*	0.39%	0.93%	0.69%	0.60%	1.47%	1.08%	0.25%	0.48%	0.38%	0.28%	0.36%	0.33%
	$ Losses	$4.4	$13.1	$17.5	$6.7	$20.2	$26.9	$2.7	$6.6	$9.3	$2.9	$4.6	$7.5
	Balance	$4,584.2	$5,691.4	$10,275.6	$4,524.2	$5,552.2	$10,076.5	$4,348.5	$5,576.9	$9,925.4	$4,394.3	$5,608.0	$10,002.3
	Original LTV	68.3%	80.2%	74.9%

Totals	Net Charge-off %*	0.72%	2.22%	1.59%	0.83%	2.72%	1.94%	0.37%	0.70%	0.57%	0.32%	0.31%	0.31%
	$ Losses	$11.6	$50.9	$62.5	$13.0	$60.4	$73.4	$5.6	$15.5	$21.1	$4.8	$6.7	$11.5
	Balance	$6,578.8	$9,270.2	$15,849.0	$6,446.4	$9,000.2	$15,446.7	$6,061.8	$8,973.1	$15,034.8	$6,068.7	$8,893.3	$14,962.0
	Original LTV	67.6%	78.8%	74.1%

•	23% Florida second lien concentration driving results

•	Second lien, Florida net charge-offs represent 60% of 3Q08 net charge-offs but just 23% of outstanding balances

•	Net charge-offs in Florida approximately 4.7 times non-Florida net charge-off rate

•	Origination quality solid with an average FICO of 736 and an average LTV of 74%; Property value declines driving losses

Notes: * Recoveries are pro-rated based on charge-off balances.

*	Net Charge-off percentages are calculated on average balances.

*	Balances shown on an ending basis. Net loss rates calculated using average balances

*	Original LTVs shown for current period only; prior period LTVs not materially different

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2008 EARNINGS RELEASE

Additional Financial and Operational Data

	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
Associate headcount	30,673	31,564	32,143	33,161	33,630
Authorized shares remaining under buyback program	23.1MM	23.1MM	23.1MM	23.1MM	27.6MM
Total branch outlets	1,940	1,936	1,938	1,965	2,022
ATMs	2,361	2,410	2,464	2,490	2,549
Morgan Keegan offices	360	378	397	416	430

Merger-Related Items

(Pre-tax dollars in thousands)

	Income Statement Effect	Excess Purchase Price	Total
Year ended December 31, 2006	$88,658	$185,378	$274,036
First Quarter 2007	48,993	3,537	52,530
Second Quarter 2007	59,927	4,090	64,017
Third Quarter 2007	91,785	118	91,903
Fourth Quarter 2007	150,162	(10,648)	139,514
First Quarter 2008	75,598	—	75,598
Second Quarter 2008 *	100,058	—	100,058
Third Quarter 2008	$24,515	$—	$24,515

Total	$639,696	$182,475	$822,171

*	3Q08 marks the final quarter that merger charges will be recognized

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2008 EARNINGS RELEASE

Reconciliation to GAAP Financial Measures

The table below presents computations of earnings and certain other financial measures excluding discontinued operations and merger charges (non-GAAP). Merger charges and discontinued operations are included in financial results presented in accordance with generally accepted accounting principles (GAAP). Regions believes the exclusion of merger charges in expressing earnings and certain other financial measures, including “earnings per share from continuing operations, excluding merger charges” and “return on average tangible equity, excluding discontinued operations and merger charges”, provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business, because management does not consider merger charges to be relevant to ongoing operating results. Management and the Board of Directors utilize these non-GAAP financial measures for the following purposes: preparation of Regions’ operating budgets; calculation of performance-based annual incentive bonuses for certain executives; calculation of performance-based multi-year incentive bonuses for certain executives; monthly financial performance reporting, including segment reporting; monthly close-out “flash” reporting of consolidated results (management only); and presentations to investors of company performance. Regions believes that presenting these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management and the Board of Directors. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. To mitigate these limitations, Regions has policies in place to address expenses that qualify as merger charges and procedures in place to approve and segregate merger charges from other normal operating expenses to ensure that the Company’s operating results are properly reflected for period-to-period comparisons. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes merger charges does not represent the amount that effectively accrues directly to stockholders (i.e., merger charges are a reduction in earnings and stockholders’ equity).

		As of and for Quarter Ended
($ amounts in thousands, except per share data)		09/30/08	06/30/08	03/31/08	12/31/07	9/30/07
INCOME
Income from continuing operations (GAAP)		$90,358	$206,646	$336,710	$71,115	$394,240
Loss from discontinued operations, net of tax		(10,897)	(253)	(42)	(474)	(76)

Net income (GAAP)	A	$79,461	$206,393	$336,668	$70,641	$394,164

Income from continuing operations (GAAP)		$90,358	$206,646	$336,710	$71,115	$394,240
Merger-related charges, pre-tax
Salaries and employee benefits		24,515	46,797	62,089	97,224	14,811
Net occupancy expense		—	1,932	1,399	3,891	21,428
Furniture and equipment expense		—	5,129	(144)	1,677	1,942
Other		—	46,200	12,254	47,370	53,604

Total merger-related charges, pre-tax		24,515	100,058	75,598	150,162	91,785
Merger-related charges, net of tax		15,200	62,035	46,871	93,505	56,501

Income excluding discontinued operations and merger charges (non-GAAP)	B	$105,558	$268,681	$383,581	$164,620	$450,741

Weighted-average shares outstanding-diluted	C	696,205	696,346	695,548	696,895	704,485
Earnings per share, excluding discontinued operations and merger charges-diluted	B/C	$0.15	$0.39	$0.55	$0.24	$0.64

RETURN ON AVERAGE TANGIBLE EQUITY
Average equity (GAAP)	D	$19,713,468	$19,782,168	$19,843,914	$19,868,796	$19,793,123
Average intangible assets (GAAP)		12,194,962	12,221,261	12,254,861	12,232,365	12,026,887

Average tangible equity	E	$7,518,506	$7,560,907	$7,589,053	$7,636,431	$7,766,236
Average equity, excluding discontinued operations	F	$19,713,468	$19,782,168	$19,843,914	$19,868,796	$19,793,123
Average intangible assets, excluding discontinued operations		12,194,962	12,221,261	12,254,861	12,232,365	12,026,887

	G	$7,518,506	$7,560,907	$7,589,053	$7,636,431	$7,766,236
Return on average tangible equity*	A/E	4.20%	10.98%	17.84%	3.67%	20.14%

Return on average tangible equity, ex. discontinued operations and merger charges (non-GAAP)*	B/G	5.59%	14.29%	20.33%	8.55%	23.03%

*	Income statement amounts have been annualized in calculation

FINANCIAL SUPPLEMENT TO

THIRD QUARTER 2008 EARNINGS RELEASE

Forward-Looking Statements

This supplement may include forward-looking statements. The Private Securities Litigation Reform Act of 1995 (“the Act”) provides a “safe harbor” for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, unless the context implies otherwise, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

•	Regions’ ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions’ business.

•	Regions’ ability to achieve the earnings expectations related to businesses that have been acquired or that may be acquired in the future.

•	Regions’ ability to expand into new markets and to maintain profit margins in the face of competitive pressures.

•	Regions’ ability to keep pace with technological changes.

•	Regions’ ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions’ customers and potential customers.

•	Regions’ ability to effectively manage interest rate risk, market risk, credit risk, operational risk, legal risk, liquidity risk, and regulatory and compliance risk.

•	The current stresses in the financial and residential real estate markets, including possible continued deterioration in residential property values.

•	The cost and other effects of material contingencies, including litigation contingencies.

•	The effects of increased competition from both banks and non-banks.

•	Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins.

•	Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular.

•	Possible changes in the creditworthiness of customers and the possible impairment of collectibility of loans.

•	The effects of geopolitical instability and risks such as terrorist attacks.

•

Possible changes in trade, monetary and fiscal policies, laws and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on business.

•	Possible changes in consumer and business spending and saving habits could affect Regions’ ability to increase assets and to attract deposits.

•	The effects of weather and natural disasters such as droughts and hurricanes.

•

Congress recently enacted the Emergency Economic Stabilization Act of 2008, and the U.S. Treasury and banking regulators are implementing a number of programs to address capital and liquidity issues in the banking system, all of which may have significant effects on Regions and the financial service industry, the exact nature and extent of which cannot be determined at this time.

The foregoing list of factors is not exhaustive; for discussion of these and other risks that may cause actual results to differ from expectations, please look under the caption “Forward-Looking Statements” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2007 and Form 10-Q for the quarters ended June 30, 2008 and March 31, 2008, as on file with the Securities and

Exchange Commission.

The words “believe,” “expect,” “anticipate,” “project,” and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Regions assumes no obligation to update or revise any forward-looking statements that are made from time to time.

Regions’ Investor Relations contact is List Underwood at (205) 801-0265; Regions’ Media contact is Tim Deighton at (205) 264-4551